               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                     -----------------------


                           FORM 8-K/A
                         Amendment No. 1

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                         October 7, 1997


                HOME PROPERTIES OF NEW YORK, INC.
     (Exact name of Registrant as specified in its Charter)


      MARYLAND              1-13136              16-1455126
  (State or other       (Commission file      (I.R.S. Employer
  jurisdiction of           number)            Identification
  incorporation or                                 Number)
   organization)


                       850 CLINTON SQUARE
                    ROCHESTER, NEW YORK 14604
            (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-
4900







                         Not applicable
  (Former name or former address, if changed since last report)


                              Consecutive No. Page  1  of 13
                                                   ---    --
                              Exhibit Index at Page 13
                                                    --

                HOME PROPERTIES OF NEW YORK, INC.

                       AMENDMENT NO. 1 TO
                         CURRENT REPORT
                          ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on October 7, 1997, as set forth in the pages attached hereto:

Items 2 and 5.  Acquisition of Assets.

Financial Statements for the Detroit Acquisition Properties, purchased on October 29, 1997, are presented in Item 7.

Item 7.   Financial Statements and Exhibits.

          a.   Financial Statements of the business acquired:

                         Audited statement of revenues and
               certain expenses of the Detroit Acquisition
               Properties for the year ended December 31, 1996.

          b.   Pro Forma Financial Information:

                         Pro forma condensed consolidated balance
               sheet of the Company as of September 30, 1997 and related notes (unaudited).

                         Pro forma consolidated statement of
               operations of the Company for the nine months ended September 30, 1997 and for the year ended
               December 31, 1996 (unaudited).

                         Notes to the pro forma consolidated
               statement of operations of the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996 (unaudited).

          c.   Exhibit 23.0 - Consent of Coopers & Lybrand, LLP

                 Detroit Acquisition Properties
                             -------
           Statement of Revenues and Certain Expenses
                        December 31, 1996

Report of Independent Accountants

To the Board of Directors and Stockholders of Home Properties of New York, Inc.

We have audited the accompanying statement of revenues and certain expenses, as defined in Note 1, of the Detroit Acquisition Properties for the year ended December 31, 1996. The statement of revenues and certain expenses is the responsibility of the Detroit Acquisition Properties' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Detroit Acquisition Properties' revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of the Detroit Acquisition Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

               /s/ Coopers & Lybrand L.L.P.
               COOPERS & LYBRAND L.L.P.

Rochester, New York
December 23, 1997


Detroit Acquisition Properties
Statement of Revenues and Certain Expenses
(In Thousands)


                                           Period January 1
                                                    through
                                         September 30, 1997         Year Ended
                                                (unaudited)  December 31, 1996
                                         ------------------  -----------------
Revenues:
   Rental income                                    $15,426            $20,003
   Other income                                         119                167
                                                    -------            -------
                                                     15,545             20,170


Certain expenses:
   Property operating and maintenance                 5,691              6,994
   Real estate taxes                                  1,295              1,727
                                                    -------            -------
                                                      6,986              8,721
                                                    -------            -------

Revenues in excess of certain expenses              $ 8,559            $11,449
                                                    =======            =======


The accompanying note is an integral part of the financial statement.

1.   Basis of Presentation and Summary of Significant Accounting
     Policies

Business

The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of the Detroit Acquisition Properties, 11 residential properties owned by parties not related to Home Properties of New York, Inc. (the "Company").

The Company, through its subsidiary Home Properties of New York,
L.P., acquired 100% of the real estate of the Detroit Acquisition
Properties, 3,106 apartment units located in 11 communities in suburban markets in the surrounding Detroit, Michigan, on October 29, 1997.

Basis of Presentation

The accompanying financial statement is not representative of the actual operations of the Detroit Acquisition Properties for the period shown. Certain expenses have been excluded which may not be comparable to the proposed future operations of the Detroit Acquisition Properties. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of the Detroit Acquisition Properties. The Company is not aware of any material factors relating to the Detroit Acquisition Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

Interim Unaudited Financial Statement

The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through September 30, 1997 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. The results of operations of such interim period are not necessarily indicative of the results for the full year.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1997
                    (Unaudited, In Thousands)


This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Detroit Acquisition Properties on September 30, 1997. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Detroit Acquisition Properties and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Detroit Acquisition Properties have been made.

                                                       As of September 30, 1997
                                  --------------------------------------------------------------
                                         Home        Detroit
                                   Properties    Acquisition
                                  of New York     Properties        Pro Forma            Company
                                     Inc. (A)            (B)  Adjustments (C)          Pro Forma
                                  -----------    -----------  ---------------          ---------
ASSETS
Real estate, net                     $340,647        $ 7,433          $97,567 (D)       $445,647
Cash and cash equivalents               1,123                                              1,123
Other assets                           52,944                           1,071 (E)         54,015
                                     --------        -------          -------           --------
Total assets                         $394,714        $ 7,433          $98,638           $500,785
                                     ========        =======          =======           ========

LIABILITIES
Mortgage notes payable               $160,401        $34,793          $                 $195,194
Line of credit                         32,100                                             32,100
Other liabilities                      12,068                                             12,068
                                     --------        -------          -------           --------

Total liabilities                     204,569         34,793                             239,362
                                     --------        -------          -------           --------

Minority interest                      78,972                          71,278 (F)        150,250
                                     --------        -------          -------           --------

STOCKHOLDERS' EQUITY
Common stock                               76                                                 76
Additional paid-in capital            131,594                                            131,594
Accumulated deficit                  ( 17,963)       (27,360)          27,360 (G)       ( 17,963)
Treasury stock, at cost              (    426)                                          (    426)
Officer and Director notes for
     stock purchases                 (  2,108)                                          (  2,108)
                                     --------        -------          -------           --------
Total stockholders' equity            111,173        (27,360)          27,360            111,173
                                     --------        -------          -------           --------
Total liabilities and
     stockholders' equity            $394,714        $ 7,433          $98,638           $500,785
                                     ========        =======          =======           ========

                HOME PROPERTIES OF NEW YORK, INC.
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                         SEPTEMBER 30, 1997
                    (Unaudited, In Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of September 30, 1997 as reported on Form 10-Q.

(B) Reflects the Detroit Acquisition Properties historical balance sheet as of September 30, 1997 for the assets/liabilities acquired by the Company.

(C) The pro forma adjustments reflect the purchase of the Detroit Acquisition Properties, acquired on October 29, 1997 for $105,000. The purchase price was allocated $16,040 to land, $3,106 to appliances and equipment and $85,854 to building. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the cash purchase price of $105,000 over the historical sellers's cost basis of $7,433.

(E) Reflects the net other closing adjustments recorded as other assets.

(F)  Reflects the 2,969,914 Units issued at $24 per unit

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
   (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 is presented as if the acquisitions of the Detroit Acquisition Properties had occurred on January 1, 1996. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of the Detroit Acquisition Properties and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of the Detroit Acquisition Properties have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                            For  the Nine Months Ended September 30, 1997
                                    --------------------------------------------------------------
                                      Home Properties         Detroit
                                    of New York, Inc.     Acquisition  Pro Forma           Company
                                       Historical (A)  Properties (B)      Adjmt         Pro Forma
                                    -----------------  --------------  ---------         ---------

Revenues:
  Rental income                               $41,486         $15,426   $               $   56,912
  Property other income                         1,223             119                        1,342
  Other income                                  2,398                        274  (C)        2,672
                                              -------         -------    -------        ----------
Total revenues                                 45,107          15,545        274            60,926
                                              -------         -------    -------        ----------

Expenses:
  Operating and maintenance                    20,692           6,986                       27,678
  General and administrative                    1,306                        332  (D)        1,638
  Interest                                      7,737                      1,960  (E)        9,697
  Depreciation and amortization                 7,447                      2,073  (F)        9,520
                                              -------         -------    -------        ----------

Total expenses                                 37,182           6,986      4,365            48,533
                                              -------         -------    -------        ----------

Income before loss on
  disposition of property and
  minority interest                             7,925           8,559   (  4,091)           12,393

Loss on disposition of property                 2,155                                        2,155
                                              -------         -------    -------        ----------

Income before minority interest               $ 5,770         $ 8,559   ($ 4,091)           10,238
                                              =======         =======    =======

Minority interest of Unit holders                                                            4,812
                                                                                        ----------

Net income                                                                                 $ 5,426
                                                                                        ----------
Net income per common share                                                             $     0.78
                                                                                        ==========
Weighted average number of shares
  outstanding                                                                            6,916,434
                                                                                        ==========

                HOME PROPERTIES OF NEW YORK, INC.
         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1996
   (Unaudited, In Thousands, Except Share and Per Share Data)



                                               For the Year Ended December 31, 1996
                                 -------------------------------------------------------------------
                                   Home Properties         Detroit
                                 of New York, Inc.     Acquisition   Pro Forma               Company
                                    Historical (A)  Properties (B)       Adjmt             Pro Forma
                                 -----------------  --------------   ---------             ---------
Revenues:
  Rental income                            $42,214         $20,003      $                 $   62,217
  Property other income                      1,025             167                             1,192
  Other income                               2,431                         350  (C)            2,781
                                           -------         -------      ------            ----------
Total revenues                              45,670          20,170         350                66,190
                                           -------         -------      ------            ----------
Expenses:
  Operating and maintenance                 21,859           8,721                            30,580
  General and administrative                 1,482                         411  (D)            1,893
  Interest                                   9,208                       2,613  (E)           11,821
  Depreciation and amortization              8,077                       2,764  (F)           10,841
                                           -------         -------      ------            ----------
Total expenses                              40,626           8,721       5,788                55,135
                                           -------         -------      ------            ----------
Income before minority interest            $ 5,044         $11,449     ($5,438)               11,055
                                           =======         =======      ======
Minority interest                                                                              4,720
                                                                                          ----------
Net income                                                                                $    6,335
                                                                                          ==========
Net income per common share                                                                    $1.13
                                                                                          ==========
Weighted average number of
  shares outstanding                                                                       5,601,027
                                                                                          ==========

                HOME PROPERTIES OF NEW YORK, INC.
     NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
              FOR THE YEAR ENDED DECEMBER 31, 1996
                    (Unaudited, In Thousands)

(A) Reflects the historical consolidated statement of operations for the Company for the nine months ended September 30, 1997 and the historical consolidated statement of operations for the Company for the year ended December 31, 1996.

(B) Reflects the historical revenues and certain expenses of the Detroit Acquisition Properties which were not owned by the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996.

(C) Reflects management fee income on management contracts acquired.

(D) Reflects the increase in General and Administrative expenses related to the acquisition properties.

(E) Reflects the interest related to debt assumed at the acquisition. The interest rate is fixed at 7.51%.

(F) Reflects depreciation and amortization related to the acquisition. See Note C on page 8 for further information on useful lives of these assets.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    HOME PROPERTIES OF NEW YORK, INC.
                         (Registrant)

                    Date:  January 12, 1998

                    By:    /s/ David P. Gardner
                           ----------------------------
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer

                    Date:  January 12, 1998

                    By:    /s/ David P. Gardner
                           ----------------------------
                           David P. Gardner
                           Vice President
                           Chief Financial Officer
                           Treasurer

               HOME PROPERTIES OF NEW YORK, INC.
                         EXHIBIT INDEX


Exhibit 23.0 = Consent of Coopers & Lybrand LLP